                                                              Exhibit 10.7

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                          REGISTRATION RIGHTS AGREEMENT


                                      among


                            PREDICTIVE SYSTEMS, INC.,


                        GENERAL ATLANTIC PARTNERS 54, L.P.


                        GAP COINVESTMENT PARTNERS II, L.P.


                                       and


                          THE STOCKHOLDERS NAMED HEREIN


                           --------------------------

                              Dated: March 5, 1999

                           --------------------------


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


                                TABLE OF CONTENTS




                                                                                                       Page
                                                                                                       ----
1.       Definitions.....................................................................................1

2.       General; Securities Subject to this Agreement...................................................7
         (a)      Grant of Rights........................................................................7
         (b)      Registrable Securities.................................................................7
         (c)      Holders of Registrable Securities......................................................7

3.       Demand Registration.............................................................................8
         (a)      Request for Demand Registration........................................................8
         (b)      Incidental or "Piggy-Back" Rights with Respect to a Demand
                  Registration...........................................................................8
         (c)      Effective Demand Registration..........................................................9
         (d)      Expenses...............................................................................9
         (e)      Underwriting Procedures...............................................................10
         (f)      Selection of Underwriters.............................................................10

4.       Incidental or "Piggy-Back" Registration........................................................10

5.       Form S-3 Registration..........................................................................11
         (a)      Request for a Form S-3 Registration...................................................11
         (b)      Form S-3 Underwriting Procedures......................................................12
         (c)      Limitations on Form S-3 Registrations.................................................12
         (d)      No Demand Registration................................................................13

6.       Holdback Agreements............................................................................13
         (a)      Restrictions on Public Sale by Designated Holders.....................................13
         (b)      Restrictions on Public Sale by the Company............................................13

7.       Registration Procedures........................................................................14
         (a)      Obligations of the Company............................................................14
         (b)      Seller Information....................................................................17
         (c)      Notice to Discontinue.................................................................17
         (d)      Registration Expenses.................................................................17

8.       Indemnification; Contribution..................................................................18
         (a)      Indemnification by the Company........................................................18
         (b)      Indemnification by Designated Holders.................................................19
         (c)      Conduct of Indemnification Proceedings................................................19
         (d)      Contribution..........................................................................20



                                                                                                       Page
                                                                                                       ----
9.       Rule 144.......................................................................................21

10.      Miscellaneous..................................................................................21
         (a)      Recapitalizations, Exchanges, etc.....................................................21
         (b)      No Inconsistent Agreements............................................................21
         (c)      Remedies..............................................................................22
         (d)      Amendments and Waivers................................................................22
         (e)      Notices...............................................................................22
         (f)      Successors and Assigns; Third Party Beneficiaries.....................................23
         (g)      Counterparts..........................................................................24
         (h)      Headings..............................................................................24
         (i)      GOVERNING LAW.........................................................................24
         (j)      Severability..........................................................................24
         (k)      Entire Agreement......................................................................24
         (l)      Further Assurances....................................................................25
         (m)      Other Agreements......................................................................25


                                                                           Page
                                                                           ----


SCHEDULES

Schedule I    Other Purchasers
Schedule II   Group A Stockholders

                                                                 Exhibit 10.7

                          REGISTRATION RIGHTS AGREEMENT

              REGISTRATION RIGHTS AGREEMENT, dated March 5, 1999 (this "Agreement"), among Predictive Systems, Inc., a Delaware corporation (the "Company"), General Atlantic Partners 54, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment"), Ronald Pettengill ("Pettengill"), Robert Belau ("Belau"), Meyer, Duffy & Associates, L.P. ("MDA") and the Persons signatory hereto.

              WHEREAS, on the date hereof, pursuant to the Stock and Warrant Purchase Agreement, dated March 5, 1999 (the "Stock and Warrant Purchase Agreement"), among the Company, GAP LP, GAP Coinvestment and the Persons listed on Schedule I hereto (the "Other Purchasers"), the Company intends to issue and sell to each of GAP LP, GAP Coinvestment and the Other Purchasers certain shares, par value $.001 per share, of Series A Convertible Preferred Stock of the Company (the "Preferred Stock") and to GAP LP and GAP Coinvestment the Warrants (as hereinafter defined) to purchase, subject to the conditions thereof, certain shares of Common Stock (as hereinafter defined) upon the closing of the Company's Initial Public Offering (as hereinafter defined);

              WHEREAS, concurrently herewith, the Company, GAP LP, GAP Coinvestment, the Other Purchasers, the Major Stockholders (as hereinafter defined) and certain other stockholders of the Company are entering into the Stockholders Agreement (as hereinafter defined), pursuant to which the parties thereto have agreed to, among other things, certain first offer and tag-along rights, preemptive rights and certain corporate governance rights and obligations; and

              WHEREAS, in order to induce (i) each of the Major Stockholders to enter into the Stockholders Agreement, (ii) each of GAP LP and GAP Coinvestment to purchase its shares of Preferred Stock and its Warrant, and (iii) each of the Other Purchasers to purchase its shares of Preferred Stock, and to enter into the Stockholders Agreement, the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

              NOW, THEREFORE, the parties hereby agree as follows:

              1. DEFINITIONS. As used in this Agreement the following terms have the meanings indicated:

                   "AFFILIATE" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, the following shall be deemed to be Affiliates of GAP LP: (a) GAP LLC, the members of GAP LLC and the limited partners of GAP LP; (b) any Affiliate of GAP LLC, the members of GAP LLC and the limited partners of GAP LP; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members of GAP LLC. In addition, GAP LP and GAP Coinvestment shall be deemed to be Affiliates of one another. Also, the following shall be deemed to be Affiliates of MDA: (a) MD Strategic, L.P.; (b) any general or limited partner of MDA; (c) any Affiliate of the general or limited partners of MDA and (d) any limited liability company or partnership a majority of whose members or partners, as the case may be, are partners of MDA.

                   "APPROVED UNDERWRITER" has the meaning set forth in Section 3(f) of this Agreement.

                   "BELAU" has the meaning set forth in the preamble to this Agreement.

                   "BELAU STOCKHOLDERS" means Belau and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

                   "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                   "CERTIFICATE OF INCORPORATION" has the meaning set forth in the Stock and Warrant Purchase Agreement.

                   "CLOSING PRICE" means, with respect to the Registrable Securities, as of the date of determination, (a) the closing price per share of the Registrable Security on the principal national securities exchange on which such security is listed at the time (or if there have been no sales on such exchange on such day, the average of the highest bid and lowest asked prices on such exchange on such day), or (b) if the Registrable Security is not listed on a national securities exchange at the time, the sales price of such Registrable Security as reported on the Nasdaq National Market as of 4:00 p.m., New York City time, on such date (or, if there is no reported sales price of such Registrable Security on the Nasdaq National Market on such date, the average of the representative bid and asked prices quoted on the Nasdaq National Market as of 4:00 p.m. New York City time on such date), or (c) if such Registrable Security is not reported on the Nasdaq National Market at the time, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 p.m., New York City time, on such date, or (d) if the Registrable Security is not quoted on the Nasdaq System at the time, the average of the highest bid and lowest asked prices on such date in the over-the-counter market as reported by the National Quotation Bureau Incorporated or any similar successor organization; or (e) if none of (a), (b), (c) or (d) is applicable, a market price per share determined in good faith by the Company's Board of Directors or, if such determination is not satisfactory to the Designated Holder for whom such determination is being made, by a nationally recognized investment banking firm selected by the Company and such Designated Holder, the expenses for which shall be borne equally by the Company and such Designated Holder.

                   "COMMON STOCK" means the Common Stock, par value $.001 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

                   "COMPANY" has the meaning set forth in the recitals to this Agreement.

                   "COMPANY UNDERWRITER" has the meaning set forth in Section 4(a) of this Agreement.

                   "DEMAND REGISTRATION" has the meaning set forth in Section 3(a) of this Agreement.

                   "DESIGNATED HOLDER" means each of the Major Stockholders, the Purchaser Stockholders and the Minor Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of the Stockholders Agreement and Section 10(f) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

                   "ELIGIBLE STOCK" means the number of shares of Common Stock set forth opposite the name of each of the Persons listed on Schedule II hereto.

                   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                   "GAP COINVESTMENT" has the meaning set forth in the recitals to this Agreement.

                   "GAPCO WARRANT" has the meaning set forth in the recitals to this Agreement.

                   "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP LP, and any successor to such entity.

                   "GAP LP" has the meaning set forth in the recitals to this Agreement.

                   "GAP LP WARRANT" has the meaning set forth in the recitals to this Agreement.

                "GENERAL ATLANTIC STOCKHOLDERS" means GAP LP, GAP
Coinvestment and any Permitted Transferee (as defined in the Stockholders Agreement) of either of them to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

                   "GROUP A STOCKHOLDERS" means the Persons listed on Schedule II hereto, and the term "GROUP A STOCKHOLDER" means any such Person.

                   "GROUP B STOCKHOLDERS" means the Other Purchasers and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2.

                   "HOLDERS' COUNSEL" has the meaning set forth in Section 7(a)(i) of this Agreement.

                   "INCIDENTAL REGISTRATION" has the meaning set forth in
Section 4(a) of this Agreement.

                   "INDEMNIFIED PARTY" has the meaning set forth in Section 8(c) of this Agreement.

                   "INDEMNIFYING PARTY" has the meaning set forth in Section 8(c) of this Agreement.

                   "INITIAL PUBLIC OFFERING" means an initial public offering of the shares of Common Stock of the Company pursuant to an effective Registration Statement filed under the Securities Act.

                   "INITIATING HOLDERS" has the meaning set forth in Section 3(a) of this Agreement.

                   "INSPECTOR" has the meaning set forth in Section 7(a)(vii) of this Agreement.

                   "IPO EFFECTIVENESS DATE" means the date upon which the Company commences its Initial Public Offering.

                   "LIABILITY" has the meaning set forth in Section 8(a) of this Agreement.

                   "MAJOR STOCKHOLDERS" means the Pettengill Stockholders, the Belau Stockholders and the MDA Stockholders, and the term "Major Stockholder" shall mean any such Person.

                   "MARKET PRICE" means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding 30 days on which the national securities exchanges are open for trading.

                   "MINOR STOCKHOLDERS" means the Group A Stockholders signatory hereto and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with
Section 2.2 of the Stockholders Agreement.

                   "MDA" has the meaning set forth in the preamble to this Agreement.

                   "MDA STOCKHOLDERS" means MDA and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

                   "NASD" has the meaning set forth in Section 7(a)(xi) of this Agreement.

                   "OTHER PURCHASERS" has the meaning set forth in the recitals to this Agreement.

                   "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                   "PETTENGILL" has the meaning set forth in the preamble to this Agreement.

                   "PETTENGILL STOCKHOLDERS" means Pettengill and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

                   "PREFERRED STOCK" has the meaning set forth in the recitals to this Agreement.

                   "PURCHASER STOCKHOLDERS" means the General Atlantic Stockholders and the Group B Stockholders, and the term "PURCHASER STOCKHOLDER" shall mean any such Person.

                   "RECORDS" has the meaning set forth in Section 7(a)(vii) of this Agreement.

                   "REGISTRABLE SECURITIES" means each of the following: (a) with respect to the Purchaser Stockholders and the Major Stockholders (i) any and all shares of Common Stock owned as of the date of this Agreement by the Purchaser Stockholders or the Major Stockholders, as the case may be, or issuable upon conversion of shares of Preferred Stock or exercise of the Warrants, and any shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock or exercise of any Warrants acquired by any of the Designated Holders after the date hereof, (ii) any other shares of Common Stock acquired after the date of this Agreement by any of the Purchaser Stockholders or the Major Stockholders prior to the IPO Effectiveness Date, or acquired or owned by any of the Purchaser Stockholders or the Major Stockholders after the IPO Effectiveness Date if such Person is an Affiliate of the Company and (iii) any shares of Common Stock issued or issuable to any of the Purchaser Stockholders or the Major Stockholders with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock or voting common stock issuable upon conversion, exercise or exchange thereof and (b) with respect to the Minor Stockholders, any and all shares of Eligible Stock owned by such Minor Stockholders.

                   "REGISTRATION EXPENSES" has the meaning set forth in Section 7(d) of this Agreement.

                   "REGISTRATION STATEMENT" means a Registration Statement filed pursuant to the Securities Act.

                   "S-3 INITIATING HOLDERS" has the meaning set forth in Section 5(a) of this Agreement.

                   "S-3 REGISTRATION" has the meaning set forth in Section 5(a) of this Agreement.

                   "SEC" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                   "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                   "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement, dated the date hereof, among the Company, GAP LP, GAP Coinvestment, the Other Purchasers, the Major Stockholders and the other Persons signatory thereto.

                   "STOCK AND WARRANT PURCHASE AGREEMENT" has the meaning set forth in the recitals to this Agreement.

                   "WARRANTS" has the meaning set forth in the Stock and Warrant Purchase Agreement.

              2.   GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT.

                   (a) GRANT OF RIGHTS. The Company hereby grants registration rights to the Major Stockholders, the Minor Stockholders and the Purchaser Stockholders upon the terms and conditions set forth in this Agreement.

                   (b) REGISTRABLE SECURITIES. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when
(i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of by the Holder thereof pursuant to such effective Registration Statement, (ii) the entire amount of Registrable Securities proposed to be sold in a single sale, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                   (c) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

              3.   DEMAND REGISTRATION.

                   (a) REQUEST FOR DEMAND REGISTRATION. At any time after the consummation of the Initial Public Offering, if the Company is not eligible to use Form S-3 (or any successor form thereto) in connection with public offering of its securities, then one or more of the General Atlantic Stockholders as a group, acting through GAP LLC or its written designee (the "Initiating Holders"), may make a written request to the Company to register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor thereto) (a "Demand Registration"), the number of Registrable Securities stated in such request; PROVIDED, HOWEVER, that the Company shall not be obligated to (i) effect more than two such Demand Registrations for the General Atlantic Stockholders, or (ii) effect a Demand Registration unless the Registrable Securities to be included therein have an aggregate sale price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Registration Statement with respect to such Demand Registration) to the public of at least $5,000,000. For purposes of the preceding sentence, two or more Registration Statements filed in response to one demand shall be counted as one Registration Statement. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in, within 60 days of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any six month period. In addition, the Company shall not be required to effect any registration within 90 days (or 180 days in the case of the Company's Initial Public Offering) after the effective date of any other Registration Statement of the Company. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

                   (b) INCIDENTAL OR "PIGGY-BACK" RIGHTS WITH RESPECT TO A DEMAND REGISTRATION. Each of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) may offer its or his Registrable Securities under any Demand Registration pursuant to this
Section 3(b). Within 10 days after the receipt of a request for a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) and (ii) subject to
Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within 10 days of the receipt by such Designated Holders of such written notice referred to in clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. The failure of any Designated Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this Section 3 with respect to such Demand Registration, PROVIDED that any Designated Holder may waive its rights under this Section 3 prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holders. If a Designated Holder sends the Company a written request for inclusion of part or all of such Designated Holder's Registrable Securities in a registration, such Designated Holder shall not be entitled to withdraw or revoke such request without the prior written consent of the Company in its sole discretion unless, as a result of facts or circumstances arising after the date on which such request was made relating to the Company or to market conditions, such Designated Holder reasonably determines that participation in such registration would have a material adverse effect on such Designated Holder.

                   (c) EFFECTIVE DEMAND REGISTRATION. The Company shall use its reasonable commercial efforts to cause any such Demand Registration to become and remain effective not later than 90 days after it receives a request under
Section 3(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 90 days; PROVIDED, HOWEVER, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holder.

                   (d) EXPENSES. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such Demand Registration becomes effective. If such Demand Registration does not become effective directly as a result of an action by the Initiating Holders, other than a withdrawal or revocation of the request for such Demand Registration by the Initiating Holders because of facts or circumstances arising after the date of such request relating to the Company or market conditions which the Initiating Holders and the Company reasonably agree could have a material adverse effect on the likelihood of the success of the offering, then the Initiating Holders shall either pay the Registration Expenses or lose one Demand Registration under this Section 3.

                   (e) UNDERWRITING PROCEDURES. If the Company or the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the Company shall use its reasonable commercial efforts to cause such Demand Registration to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved

Underwriter selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(b) hereof shall be included in such underwritten offering unless such Designated Holder accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that the Approved Underwriter believes may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration, FIRST as to the Company, SECOND as to the Designated Holders (who are not Initiating Holders and who requested to participate in such registration pursuant to Section 3(b) hereof) as a group, if any, and THIRD as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities owned by each such Designated Holder or Initiating Holder, as the case may be.

                   (f) SELECTION OF UNDERWRITERS. If any Demand Registration or S-3 Registration, as the case may be, of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); PROVIDED, HOWEVER, that the Approved Underwriter shall, in any case, also be approved by the Initiating Holders or S-3 Initiating Holders, as the case may be, such approval not to be unreasonably withheld.

              4. INCIDENTAL OR "PIGGY-BACK" REGISTRATION. At any time after the consummation of the Initial Public Offering, in the event of any registered public offering of the Common Stock of the Company, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the Designated Holders at least 20 days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request (an "Incidental Registration"). The Company shall use its reasonable commercial efforts (within 10 days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the holders thereof accept the terms of the underwritten offering as agreed upon between the Company and the Company Underwriter, and then only in such quantity as the Company Underwriter believes will not jeopardize the success of the offering by the Company. If the Company Underwriter determines that the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, FIRST, all of the securities to be offered for the account of the Company; SECOND, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Designated Holder; and THIRD, any other securities requested to be included in such underwritten offering.

              5.   FORM S-3 REGISTRATION.

                   (a) REQUEST FOR A FORM S-3 REGISTRATION. Upon the Company becoming eligible for use of Form S-3 in connection with a public offering of its securities, in the event that the Company shall receive from (i) one or more of the General Atlantic Stockholders as a group, acting through GAP LLC or its written designee or (ii) the Minor Stockholders holding shares of Eligible Stock representing a majority of the outstanding shares of Eligible Stock (in either case, the "S-3 Initiating Holders") a written request that the Company register, under the Securities Act, on Form S-3 (or any successor form then in effect) (an "S-3 Registration"), all or a portion of the Registrable Securities owned by such S-3 Initiating Holders, the Company shall give written notice of such request to all of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this Section 5(a)) at least 30 days before the anticipated filing date of such Form S-3), and such notice shall describe the proposed registration and offer Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within 15 days after their receipt from the Company of the written notice of such registration, PROVIDED, that the Company shall not be obligated to effect more than one (1) such S-3 registration for the Minor Stockholders. With respect to each S-3 Registration, the Company shall (i) subject to Section 5(b), include in such offering the Registrable Securities of the S-3 Initiating Holders, and (ii) subject to Section 5(b), use its best efforts to (x) cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable, but in any event not later than ninety (90) days after it receives a request therefor and (y) include in such offering the Registrable Securities of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this
Section 5(a)) who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holders included therein.

                   (b) FORM S-3 UNDERWRITING PROCEDURES. If the Company or the S-3 Initiating Holders holding a majority of the Registrable Securities held by all of the S-3 Initiating Holders to which the requested S-3 Registration relates so elect, the Company shall use its reasonable commercial efforts to cause such S-3 Registration pursuant to this Section 5 to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any S-3 Registration under Section 5(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, the Approved Underwriter and the S-3 Initiating Holders, and then only in such quantity as such underwriter believes will not jeopardize the success of such offering by the S-3 Initiating Holders. If the Approved Underwriter believes that the registration of all or part of the Registrable Securities which the S-3 Initiating Holders and the other Designated Holders have requested to be included would materially adversely affect the success of such public offering, then the Company shall be required to include in the underwritten offering, to the extent of the amount that the Approved Underwriter believes may be sold without causing such adverse effect, FIRST, all of the Registrable Securities to be offered for the account of the S-3 Initiating Holders, pro rata based on the number of Registrable Securities owned by such S-3 Initiating Holders; SECOND, the Registrable Securities to be offered for the account of the other Designated Holders who requested inclusion of their Registrable Securities pursuant to
Section 5(a), pro rata based on the number of Registrable Securities owned by such Designated Holders; and THIRD, any other securities requested to be included in such underwritten offering.

                   (c) LIMITATIONS ON FORM S-3 REGISTRATIONS. If at the time of any request to register Registrable Securities pursuant to Section 5(a), the Company is engaged in, or has fixed plans to engage in within 60 days of the time of such request, a registered public offering or is engaged or has fixed plans to engage in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested S-3 Registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any six month period. In addition, the Company shall not be required to effect any registration pursuant to Section 5(a), (i) within 90 days after the effective date of any other Registration Statement of the Company, (ii) if within the 12-month period preceding the date of such request, the Company has effected two registrations on Form S-3 pursuant to Section 5(a), (iii) if Form S-3 is not available for such offering by the S-3 Initiating Holders or (iv) if the S-3 Initiating Holders, together with the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under Section 5(a)) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of less than $5,000,000.

                   (d) NO DEMAND REGISTRATION. No registration requested by any Designated Holder pursuant to this Section 5 shall be deemed a Demand Registration pursuant to Section 3.

              6.   HOLDBACK AGREEMENTS.

                   (a) RESTRICTIONS ON PUBLIC SALE BY DESIGNATED HOLDERS. If and to the extent requested by the Company, the Initiating Holders or the S-3 Initiating Holders, as the case may be, in the case of a non-underwritten public offering or if and to the extent requested by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering, each Designated Holder of Registrable Securities agrees (i) not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, and
(ii) not to make any request for a Demand Registration or S-3 Registration under this Agreement, during the 90 day period (or 180 day period in the case of the Company's Initial Public Offering) or such shorter period, if any, mutually agreed upon by such Designated Holder and the requesting party beginning on the effective date of such Registration Statement (except as part of such registration) or the IPO Effectiveness Date.

                   (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) 90 days after the effective date of such Registration Statement (except as part of such registration).

              7.   REGISTRATION PROCEDURES.

                   (a) OBLIGATIONS OF THE COMPANY. Whenever registration of Registrable Securities has been requested pursuant to Section 3, Section 4 or
Section 5 of this Agreement, the Company shall use its reasonable commercial efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                        (i) prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; PROVIDED, HOWEVER, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all action required to prevent the entry of such stop order or to remove it if entered;

                        (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 90 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                        (iii) furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                        (iv) register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be rea-sonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED, HOWEVER, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                        (v) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                        (vi) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3,
Section 4 or Section 5, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, (x) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing underwriter reasonably requests and (y) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

                        (vii) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                        (viii) comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                        (ix) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, PROVIDED that the applicable listing requirements are satisfied;

                        (x) keep Holders' Counsel advised in writing as to the initiation and progress of any registration under Section 3, Section 4 or
Section 5 hereunder;

                        (xi) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

                        (xii) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

                   (b) SELLER INFORMATION. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                   (c) NOTICE TO DISCONTINUE. Each Designated Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(v), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(v) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(v).

                   (d) REGISTRATION EXPENSES. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with secu rities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses,
(iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and any legal fees, charges and expenses incurred by the Company and, in the case of a Demand Registration, one law firm representing the Initiating Holders and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or piggy-back registration thereon, Incidental Registration or S-3 Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 7(d) are referred to herein as "Registration Expenses." The Designated Holders of

Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of such Registrable Securities and, subject to clause (iv) above, shall bear the fees and expenses of their counsel.

              8.   INDEMNIFICATION; CONTRIBUTION.

                   (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Designated Holder and each Person who controls (within the meaning of Section 15 of the Securities Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (collectively, "liability"), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made, except insofar as (i) such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance upon information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 8(b) or (ii) such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus if such deficiency is corrected in a final prospectus. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

                   (b) INDEMNIFICATION BY DESIGNATED HOLDERS. In connection with any Registration Statement in which a Designated Holder is participating pursuant to Section 3, Section 4 or Section 5 hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading. Each Designated Holder agrees to indemnify and hold harmless the

Company, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to this Section 8(b); PROVIDED, HOWEVER, that the total amount to be indemnified by such Designated Holder pursuant to this Section 8(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

                   (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; PROVIDED, HOWEVER, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder; except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or
(iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

                   (d) CONTRIBUTION. If the indemnification provided for in this Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; PROVIDED that the total amount to be indemnified by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

              The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

              9. RULE 144. The Company covenants that from and after the IPO Effectiveness Date it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. The

Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

         10.  MISCELLANEOUS.

                   (a) RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to
(i) the shares of Common Stock, (ii) any and all shares of voting common stock of the Company into which the shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

                   (b) NO INCONSISTENT AGREEMENTS. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Designated Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

                   (c) REMEDIES. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                   (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company, (ii) the Major Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Major Stockholders and (iii) the General Atlantic Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the General Atlantic Stockholders. Any such written consent shall be binding upon the Company and all of the Designated Holders.

                   (e) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                        (i)       if to the Company or any of the Major
                                  Stockholders:

                                  Predictive Systems, Inc.
                                  145 Hudson Street
                                  Sixth Floor
                                  New York, NY 10013
                                  Telecopy: (212) 219-4499
                                  Attention: Robert Belau
                                             Ronald Pettengill

                                  with a copy to:

                                  Brobeck, Phleger & Harrison LLP
                                  1633 Broadway
                                  47th Floor
                                  New York, NY 10019
                                  Telecopy:  (212) 586-7878
                                  Attention:  Alexander D. Lynch, Esq.

                        (ii)      if to any of the General Atlantic Stockholders

                                  c/o General Atlantic Service Corporation
                                  3 Pickwick Plaza
                                  Greenwich, Connecticut 06830
                                  Telecopy: (203) 622-8818
                                  Attention: Peter L. Bloom
                                             Mark J. Lotke

                                  with a copy to:

                                  Paul, Weiss, Rifkind, Wharton & Garrison
                                  1285 Avenue of the Americas
                                  New York, New York 10019-6064

                                 Telecopy:  (212) 757-3990
                                 Attention:  Matthew Nimetz, Esq.

                        (iii) if to any Minor Stockholder or other Designated Holder, at its address as it appears on the record books of the Company.

              All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if properly telecopied.

                   (f) SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and permitted assigns of each of the parties hereto as hereinafter provided. The Demand Registration Rights and the S-3 Registration Rights of the General Atlantic Stockholders contained in Sections 3 and 5 hereof, respectively, and the other rights of each of the Purchaser Stockholders and the Major Stockholders with respect thereto shall be, with respect to any Registrable Security, (i) automatically transferred, in the case of such rights of the General Atlantic Stockholders, among the General Atlantic Stockholders and, in the case of such rights of the Major Stockholders, among the Major Stockholders and (ii) in all other cases, transferred only with the consent of the Company. The incidental or "piggy-back" registration rights of the Designated Holders contained in Sections 3(b) and 4 hereof and the other rights of each of the Designated Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred by such Designated Holder to any Person who is the transferee of such Registrable Security. All of the obligations of the Company hereunder shall survive any such transfer. No Person other than the parties hereto and their heirs, legatees, legal representatives, successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

                   (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                   (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   (I) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH

THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

                   (j) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

                   (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Stock and Warrant Purchase Agreement and the Stockholders Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                   (l) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or necessary to carry out or to perform the provisions of this Agreement.

                   (m) OTHER AGREEMENTS. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Stock and Warrant Purchase Agreement, the Stockholders Agreement or the Certificate of Incorporation.

                   (n) TERMINATION OF PRIOR REGISTRATION RIGHTS. The provisions of the Registration Rights Certificate pursuant to which certain stockholders of the Company were granted certain registration rights are hereby terminated and shall have no further force or effect.

              IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

                                  PREDICTIVE SYSTEMS, INC.



                                  By:  /s/ Ronald Pettengill
                                     -----------------------------------
                                     Name: Ronald Pettengill
                                     Title: Chief Executive Officer


                                  GENERAL ATLANTIC PARTNERS 54, L.P.

                                  By: GENERAL ATLANTIC PARTNERS, LLC,
                                      its General Partner


                                      By:  /s/ Thomas J. Murphy
                                         -------------------------------
                                         Name: Thomas J. Murphy
                                         Title: Attorney-in-fact


                                  GAP COINVESTMENT PARTNERS II, L.P.


                                  By:  /s/ Thomas J. Murphy
                                     -----------------------------------
                                     Name: Thomas J. Murphy
                                     Title: Attorney-in-fact

                                    /s/ Ronald Pettengill
                                  --------------------------------------
                                  Ronald Pettengill

                                    /s/ Robert Belau
                                  --------------------------------------
                                  Robert Belau


                                  MEYER, DUFFY & ASSOCIATES, L.P.

                                  By:
                                     its General Partner


                                  By:  /s/ Eric Meyer
                                     -----------------------------------
                                     Name: Eric Meyer
                                     Title:

                                  BROBECK, PHLEGER & HARRISON LLP


                                  By:  /s/ Alexander D. Lynch
                                     -----------------------------------
                                     Name: Alexander D. Lynch
                                     Title: Partner

                                    /s/ Alexander D. Lynch
                                  --------------------------------------
                                  Alexander Lynch

                                    /s/ Babak Yaghmaie
                                  --------------------------------------
                                  Babak Yaghmaie

                                    /s/ Nigel Howard
                                  --------------------------------------
                                  Nigel Howard

                                    /s/ Eric Meyer
                                  --------------------------------------
                                  Eric Meyer

                                    /s/ Donald Duffy
                                  --------------------------------------
                                  Donald Duffy

                                    /s/ Hope Meyer
                                  --------------------------------------
                                  Hope Meyer

                                    /s/ Barry Belau
                                  --------------------------------------
                                  Barry Belau


                                  MD STRATEGIC, L.P.

                                  By:
                                     its General Partner


                                  By:  /s/ Donald Duffy
                                     -----------------------------------
                                     Name: Donald Duffy
                                     Title: General Partner

              IN WITNESS WHEREOF, the undersigned has executed, or has caused to be executed, this Registration Rights Agreement on the date first written above.





                                   ------------------------------------

                                   Schedule I


                                Other Purchasers


Brobeck, Phleger & Harrison LLP
Alexander Lynch
Babak Yaghmaie
Nigel Howard

                                   Schedule II


                              Group A Stockholders


Andrew R. Cherna
Arden L. Boren
Barry Belau
Bridgewood Capital Partners, L.P.
Charles Young
Commercializardo Sagitario, S.A.
Crestwood Capital International Ltd.
Crestwood Capital Partners II, L.P.
Crestwood Capital, L.P.
Dr. James J. Coyne
Dr. Peter Kapsimalis
Dr. Peter Kapsimalis, Jr.
George J. Donohue
Hope Meyer
Humbert B. Powell
James Forsythe
Lusi T. Alesi
Michael Green
Pamela M. Kapsimalis
Paul P. Tanico
Robert L. Margolis
Stanton F. Weisenborn
Eric Meyer
MD Straegic, L.P.
PVII, L.P.
Robert Belau
Frank Rosalia
Greg Barry
Jaimin Patel
Lenny Rocci
Nelson Hung
Nelson Tai
Ray Guillermo
Harry Schultz